RONEL STETTNER & CO.
                                               CERTIFIED PUBLIC ACCOUNTANTS

                    TEL. (4)532291 FAX (4) 515873 ISRAEL
                    35 HAMEGINIM AVE.   P.O.B. 466
                                   HAIFA 31033







                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                      -----------------------------------------

                    As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of  our  report  on  the  financial statements
                    of  Bay   Heart  Limited   dated January 20, 1994
                    included in Ampal American Israel Corporation's FORM 10-K for the year ended December 31, 1993 and to all references to our firm included in this registration statement.



                                             /s/ Ronel, Stettner & Co.
                                             RONEL, STETTNER & CO.
                                             Certified Public Accountants
                                             (Israel)

                    August 11, 1994